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                                                                   EXHIBIT 10.30


[KYLE RAILROAD COMPANY LOGO]

                              KYLE RAILROAD COMPANY
                              A [ILLEGIBLE] COMPANY

                                  BILL OF SALE

     For good and valuable consideration in the amount of $65,000.00, the receipt of which is hereby acknowledged, Kyle Railroad Company ("KRC") does hereby assign and transfer unto Brooke Corporation ("Buyer") and its successors and assigns, KRC's undivided one-third right, title, and interest in and to the following airplane ("Airplane"):

          One 1975 Cesma 421B Airplane     serial # 421B0854 with call # 54TT

     KRC hereby warrants to Buyer and Buyer's successors and assigns, as follows:

     1. That KRC is the lawful owner of one-third (undivided) of the Airplane and has good, valid, and merchantable title thereto, free and clear of any charge, lien, encumbrance, or other claim or interest of any nature whatsoever;

     2. That KRC will forever warrant and defend the title to the Airplane as it relates to its undivided one-third interest unto Buyer, its successors and assigns, against all lawful claims;

     3. That KRC has full power and authority to convey its interest in the Airplane; and

     4. That KRC has not executed any other Bill of Sale or other instrument which by its term purports to transfer title to the Airplane, or any interest therein, to any other person or entity.

     THE AIRPLANE IS SOLD WITHOUT ANY WARRANTY AS TO QUALITY OR CONDITION, AND KRC EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PURPOSE, DESIGN OR CONDITION. IN NO EVENT SHALL KRC BB LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER.

     IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the _________ Day of November, 2001.

WITNESS:                                KYLE RAILROAD COMPANY

/s/ [ILLEGIBLE]                         BY: /s/ [ILLEGIBLE]
----------------------                      ----------------------

                                        TITLE: GENERAL MANAGER
                                              --------------------

          3rd & Railroad Avenue, PO Box 566 * Phillipsburg Kenses 67661
                    Phone: (785)543-6527 * Fax:(785)543-9646